UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 6, 2025 (May 1, 2025)

MURPHY USA INC.
(Exact name of registrant as specified in its charter)

Delaware		001-35914	46-2279221
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification No.)

200 Peach Street
El Dorado,	Arkansas		71730-5836
(Address of principal executive offices)			(Zip Code)

(870) 875-7600
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	MUSA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

The results of voting on Proposals 1 through 4 (as numbered in the Company's 2025 Proxy Statement) submitted to the Company's stockholders for consideration at the Annual Meeting held on May 1, 2025, are set forth below.

Proposal 1. In an uncontested election, each of the following Class III directors proposed by management was elected to the Board of Directors (the "Board"), with a tabulation of votes to the nearest share as shown below:

	For	Against	Abstain	Broker Non-Votes
R. Madison Murphy	16,119,158	1,274,671	9,921	1,055,344
R. Andrew Clyde	17,204,648	189,013	10,089	1,055,344
David B. Miller	16,956,710	437,552	9,488	1,055,344
Rosemary L. Turner	17,016,583	374,741	12,426	1,055,344

Proposal 2. Stockholders ratified the Audit Committee of the Board's appointment of KPMG LLP as the Company's independent registered public accounting firm for the 2025 fiscal year.

	For	Against	Abstain
Ratification of Appointment of Independent Registered Public Accounting Firm for Fiscal 2025	18,377,873	72,959	8,262

Proposal 3. Stockholders approved, on an advisory, non-binding basis, the compensation of the Company's named executive officers ("NEOs"), as disclosed pursuant to Item 402 of Regulation S-K and contained in the 2025 Proxy Statement, including the Compensation Discussion and Analysis, compensation tables, accompanying footnotes and narrative discussion.

	For	Against	Abstain	Broker Non-Votes
Approval of Executive Compensation on an Advisory, Non-Binding Basis	17,228,748	150,810	24,192	1,055,344

Proposal 4. Stockholder proposal - elect each director annually. Stockholders approved a stockholder proposal regarding the election of each director annually as follows:

	For	Against	Abstain	Broker Non-Votes
Stockholder Proposal - Elect Each Director Annually	12,789,245	4,584,639	29,866	1,055,344

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MURPHY USA INC.

Date:	May 6, 2025	By: /s/ Donald R. Smith, Jr.
Donald R. Smith, Jr.
Vice President, Chief Accounting Officer and Treasurer